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                                                                    Exhibit 10.3


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                         SECURITIES PURCHASE AGREEMENT



                                     Among



                      NEW AMERICAN HEALTHCARE CORPORATION



                                      and



                        WCAS CAPITAL PARTNERS III, L.P.,






                          Dated as of January 30, 1998





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                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----

ARTICLE I THE SECURITIES .............................................................................................. 2

         SECTION 1.01          Purchase and Sale of the Securities .................................................... 2
         SECTION 1.02          Closing Date ........................................................................... 2

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY .............................................................. 2

         SECTION 2.01          Organization, Qualifications and Corporate Power........................................ 3
         SECTION 2.02          Authorization of Agreements, Etc. ...................................................... 3
         SECTION 2.03          Validity ............................................................................... 4
         SECTION 2.04          Capital Stock .......................................................................... 4
         SECTION 2.05          Financial Statements ................................................................... 5
         SECTION 2.06          Events Subsequent to November 30, 1997 ................................................. 5
         SECTION 2.07          Actions Pending ........................................................................ 6
         SECTION 2.08          Governmental Approvals ................................................................. 6
         SECTION 2.09          Offering of the Securities ............................................................. 6
         SECTION 2.10          Other Contracts and Commitments ........................................................ 7
         SECTION 2.11          Compliance With Law .................................................................... 7
         SECTION 2.12          Use of Proceeds ........................................................................ 7
         SECTION 2.13          Disclosure ............................................................................. 7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS .......................................................... 8

ARTICLE IV CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS ............................................................ 8

         SECTION 4.01          Conditions to Closing .................................................................. 8

ARTICLE V CONDITIONS TO THE OBLIGATIONS OF THE COMPANY ............................................................... 11

ARTICLE VI COVENANTS ................................................................................................. 11

ARTICLE VII MISCELLANEOUS ............................................................................................ 12

         SECTION 7.01          Expenses .............................................................................. 12
         SECTION 7.02          Survival of Agreements ................................................................ 12
         SECTION 7.03          Brokerage.............................................................................. 13
         SECTION 7.04          Parties in Interest ................................................................... 13
         SECTION 7.05          Notices ............................................................................... 13
         SECTION 7.06          Law Governing ......................................................................... 14
         SECTION 7.07          Entire Agreement ...................................................................... 14
         SECTION 7.08          Counterparts .......................................................................... 14
         SECTION 7.09          Amendments; Waivers ................................................................... 14

TESTIMONIUM .......................................................................................................... 15


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INDEX TO EXHIBITS

Exhibit                    Description
-------                    -----------

EXHIBIT A       Form of Senior Subordinated Note

EXHIBIT B       Form of Warrant

EXHIBIT C       Form of Registration Rights Amendment


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         SECURITIES PURCHASE AGREEMENT, dated as of January 30, 1998, between
NEW AMERICAN HEALTHCARE CORPORATION, a Tennessee corporation (the "Company"), and WCAS CAPITAL PARTNERS III, L.P., a Delaware limited partnership (the "Purchaser").

         WHEREAS, pursuant to the Securities Purchase Agreement, dated as of December 19, 1995, as amended (the "1995 Purchase Agreement"), among New American Healthcare Corporation, Welsh, Carson, Anderson & Stowe VII, L.P., the several other purchasers named in Annex I thereto and the founders named in Annex II thereto, and in order to obtain funds for the acquisition (the "Acquisition") of certain Facilities (as such term is defined in the 1995 Purchase Agreement) to be purchased on or about the Closing Date (as hereinafter defined), on the Closing Date the Company shall sell to the Purchasers under the 1995 Purchase Agreement an aggregate 177,239.5 shares of the Company's Series A Non-Convertible Cumulative Preferred Stock, $.01 par value ("Series A Preferred Stock") (the closing of such purchase and sale transaction being referred to herein as the "Preferred Stock Closing"); and

         WHEREAS, subject to and simultaneously with the closing of the transactions contemplated by this Agreement, the parties to the Credit Agreement, dated as of September 30, 1996 among the Company, Toronto Dominion (Texas), Inc. as Agent and The Toronto-Dominion Bank, as Issuing Bank and the financial institutions named therein as Banks (the "Existing Credit Agreement") have agreed to amend and restate the Existing Credit Agreement (as so amended and restated, the "Amended Credit Agreement") to (i) increase the amount available for borrowing by the Company thereunder, (ii) permit the Company to incur the indebtedness evidenced by the Notes (as hereinafter defined), and
(iii) make such other changes therein as the parties thereto deem desirable or necessary; and

         WHEREAS, subject to and simultaneously with the Preferred Stock Closing and the closing of the transactions contemplated by the Amended Credit Agreement and subject to the other terms and conditions set forth herein, in order to obtain additional funds for the Acquisition, the Company wishes to sell to the Purchaser units (the "Units") consisting of $25,000,000 aggregate principal amount of 10% Senior Subordinated Notes Due 2008 of the Company substantially in the form of Exhibit A hereto (the "Notes") and Warrants to subscribe to 565,000 shares of Common Stock, $.01 par value ("Common Stock"), of the Company, substantially in the form of Exhibit B hereto (the "Warrants"); and

         WHEREAS as a material inducement to Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, the Company and the other parties thereto desire to amend the Registration Rights Agreement dated as of December 19, 1995 to include the Warrants to be sold to the Purchaser hereunder as "Restricted Securities" thereunder;

         WHEREAS the Purchaser wishes to purchase the Units, all on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

                                       I.

                                 THE SECURITIES

         SECTION 1.01 Purchase and Sale of the Securities. (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date, the number of Units consisting of Notes and Warrants (such Notes and Warrants being sometimes referred to herein, collectively, as the "Securities") set forth opposite the name of the Purchaser on Annex I hereto for $1,000 per Unit, or an aggregate purchase price of $25,000,000. The Company shall execute and deliver to the Purchaser Notes in the aggregate principal amount of $25,000,000 and Warrants, registered in the name of WCAS CP III, to subscribe for an aggregate 565,000 shares of Common Stock.

         (b) As payment in full for the Units being purchased by it hereunder, and against delivery thereof as aforesaid, on the Closing Date the Purchaser shall transfer to the account of the Company by wire transfer the amount set forth opposite the Purchaser's name on Schedule I hereto under the caption "Total Price."

         SECTION 1.02 Closing Date. The closing of the sale and purchase of the Units to the Purchaser shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, at 10 a.m., New York time, on January 30, 1998, or at such other date and time as may be mutually agreed upon between the Purchaser and the Company (such date and time of closing being herein called the "Closing Date").




                                       2


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                                      II.

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to, and agrees with, each Purchaser as follows:

         SECTION 2.01 Organization, Qualifications and Corporate Power. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Tennessee and is duly licensed or qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of business transacted by it makes such licensing or qualification necessary and where the failure to so qualify would in the aggregate have a material adverse effect on the Company. The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute, deliver and perform this Agreement and Amendment No. 2 to Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "Registration Rights Amendment") amending the Registration Rights Agreement dated as of December 19, 1995 (the "Registration Rights Agreement") among the Company and the persons named on Annexes I and II thereto and to issue, sell and deliver the Securities.

         (b) Except as set forth on Schedule 2.01(b) hereto, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise.

         SECTION 2.02 Authorization of Agreements, Etc. (a) The execution and delivery by the Company of this Agreement and the Registration Rights Agreement, the performance by the Company of its obligations hereunder and thereunder and the issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company, or any provision of any indenture, agreement or other instrument by which the Company or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or Acquisition.



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         (b) The shares ("Warrant Shares") of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance by the Company and, when sold and paid for upon such exercise in accordance therewith, will be validly issued, fully paid and nonassessable shares of Common Stock, free and clear of all liens, charges, taxes, pledges, security interests, adverse claims or other encumbrances or restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended, and state securities laws). The Notes have been duly authorized and when delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their terms. The issuance, sale and delivery of the Securities to the Purchasers hereunder are not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

         SECTION 2.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Notes, the Warrants and the Registration Rights Amendment, when executed and delivered by the Company as provided in this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         SECTION 2.04 Capital Stock. (a) The authorized capital stock of the Company consists of (x) 20,000,000 shares of Common Stock of which 8,026,500 shares are validly issued and outstanding, fully paid and non-assessable, 4,000,000 shares have been duly reserved for issuance upon conversion of the Series B Convertible Preferred Stock, $.01 par value (the "Series B Preferred Stock") , of the Company and 565,000 shares will, as of the Closing Date, have been duly reserved for issuance upon exercise of the Warrants, (y) 485,000 shares of Preferred Stock, $.01 par value, of the Company of which (1) 250,000 shares have been designated as Series A Preferred Stock, of which 72,760.5 shares are validly issued and outstanding, fully paid and non-assessable and of which a further 177,239.5 shares will, upon consummation of the Preferred Stock Closing on the Closing Date, be validly issued and outstanding, fully paid and non-assessable and (2) 235,000 shares have been designated as Series B Preferred Stock all OF which are validly issued and outstanding, fully paid and non-assessable.

         (b) Except as contemplated by this Agreement, the 1995 Purchase Agreement and the employee stock purchase and stock option plans duly adopted by the Company, (A) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding,



                                        4



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 (B) there is no commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets and (C) the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

         SECTION 2.05 Financial Statements. The Company has heretofore furnished to the Purchaser: (i) the audited consolidated balance sheets of the Company and its subsidiaries as of March 31, 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal year then ended, certified by KPMG Peat Marwick, LLP, the independent certified public accountants of the Company and (ii) the unaudited consolidated balance sheet of the Company and its subsidiaries as of November 30, 1997, and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the eight-month period then ended, certified by the principal financial officer of the Company. All such financial statements (including any related schedules and/or notes, if any) are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied and consistent with prior periods. Each such balance sheet fairly presents the financial position of the Company and its subsidiaries as of its date, and each of said statements of operations, stockholders' equity and cash flows fairly presents the results of operations of the Company and its subsidiaries for the period covered thereby, subject, in the case of unaudited financial statements, to normal year-end adjustments. There has been no material adverse change in the operations or condition (financial or other) of the Company and its subsidiaries since November 30, 1997.

         SECTION 2.06 Events Subsequent to November 30, 1997. Since November 30, 1997, except as contemplated by this Agreement and the 1995 Purchase Agreement and the Amended Credit Agreement and as set forth in Schedule 2.06 hereto, the Company has not (i) issued any stock, bonds or other corporate securities, (ii) borrowed any amount or incurred any liabilities (absolute or contingent), except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, (iii) discharged or satisfied any lien or incurred or paid any obligation or liability (absolute or contingent) other than current liabilities shown on the balance sheet as of November 30, 1997 referred to in Section 2.05 hereof and current liabilities incurred since that date in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable,



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(vi) sold, assigned or transferred any of its tangible assets or canceled any debts or claims, except in the ordinary course of business, (vii) sold, assigned or transferred any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets, (viii) suffered any losses of property, or waived any rights of substantial value, whether or not in the ordinary course of business, (ix) made any changes in officer compensation, except in the ordinary course of business and consistent with past practice, or (x) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby.

         Between the date hereof and the Closing Date, the Company will not do any of the things listed in clauses (i) through (x) above without the consent of the Purchaser.

         SECTION 2.07 Actions Pending. Except as set forth in Schedule 2.07 hereto: (i) there is no action, suit, investigation or proceeding pending or, to the best knowledge and belief of the Company, threatened against the Company or any subsidiary which, if adversely determined, might have a material adverse effect on the business, operations or financial condition of, the Company or its Subsidiaries, taken as a whole, or any of their respective properties or rights, before any court or by or before any governmental body or arbitration board or tribunal; and (ii) to the best knowledge and belief of the Company, there does not exist any basis for any such action, suit, investigation or proceeding that, if adversely determined, might materially, adversely affect the business, operations or financial condition of the Company or its subsidiaries, taken as a whole, or any of their properties or assets. The foregoing includes, without limiting its generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any employees or prospective employees of the Company or their use, in connection with the Company's business, of any information or techniques which might be alleged to be proprietary to their former employer(s).

         SECTION 2.08 Governmental Approvals. Assuming the accuracy of the representations and warranties of the Purchasers in Article III hereof, no registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is at this time necessary for the valid execution, delivery and performance of this Agreement or the issuance, sale and delivery by the Company of the Securities.

         SECTION 2.09 Offering of the Securities. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Securities or any similar security of the Company has offered the Securities or any such security for sale to, or solicited any offers to buy the Securities or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any person or persons other than the Purchasers and neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which require the integration of such security with the Securities under the Securities Act of 1933, as amended (the "Securities Act"), or the rules and regulations of the Securities and Exchange Commission promulgated thereunder) which might subject the offering, issuance or sale of the Securities to the registration provisions of the Securities Act.

         SECTION 2.10 Other Contracts and Commitments. The Company is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any material agreement or instrument to which it is a party and no event or condition has occurred which, with the giving of notice or lapse of time, or both, would constitute such a default, which could reasonably be expected to result in a material adverse change in the business, operations or financial condition of the Company.

         SECTION 2.11 Compliance With Law. The Company is not in default under any order of any court, governmental authority or arbitration board or tribunal to which the Company is or was subject or in violation of any laws, ordinances, governmental rules or regulations to which the Company is or was subject, which default or violation could reasonably be expected to have a material adverse effect on its business, operations or financial condition. The business of the Company is being conducted in compliance with all laws, ordinances, rules and regulations applicable to it, the failure to comply with which would or could reasonably be expected to have a material adverse effect on its business operations or financial condition. The Company has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the respective properties of the Company or to the conduct of the business of the Company which, if not so obtained, would, or could reasonably be expected to have a material adverse effect on its business, operations or financial condition.

         SECTION 2.12 Use of Proceeds. The Company will apply the proceeds of the issuance and sale of the Securities to finance the acquisition and operation of the Facilities described in the Additional Investment Request as defined in and delivered pursuant to the 1995 Purchase Agreement delivered in connection with the Preferred Stock Closing. Such use of proceeds will not violate or result in a violation of Regulations G, T and X of the Board of Governors of the Federal Reserve System, and none of such proceeds from the sale of the Securities to the Purchaser will be used to purchase or carry (or refinance any borrowings



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the proceeds of which were used to purchase or carry) any "margin security"
within the meaning of said Regulation G.

         SECTION 2.13 Disclosure. None of this Agreement or any agreement, document, certificate or written statement furnished or to be furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, taken together on the date hereof contains, and taken together on the Closing Date will contain, any untrue statement of material fact or omits to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading. There is no fact known to the Company which could reasonably be expected to materially adversely affect the business, properties, assets, condition or prospects, financial or otherwise, of the Company which has not been disclosed herein or therein.

                                      III.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         The Purchaser represents and warrants to the Company that it is acquiring the Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Each Purchaser further represents that it understands that (i) neither the Securities nor the Warrant Shares issuable upon exercise of the Warrants have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) or 4(6) thereof, (ii) the Securities and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Securities and the Warrant Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect. The Purchaser further understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Securities and the Warrant Shares in limited amounts under certain conditions. The Purchaser acknowledges that it has had a full opportunity to request from the Company and to review and has received all information which it deems relevant in making a decision to purchase the Securities hereunder. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act. The Purchaser has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.




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




                                       IV.

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

         SECTION 4.01 Conditions to the Closing. The obligations of the Purchaser to purchase and pay for the Securities on the Closing Date hereunder are, at their option, subject to the satisfaction, on or before such date, of the following conditions:

         (a) Satisfaction of Preferred Stock Closing Conditions. All conditions to the Preferred Stock Closing shall have been satisfied or waived.

         (b) Satisfaction of Conditions to the Closing of the Amended Credit Agreement. All conditions to the closing of the transactions contemplated by the Amended Credit Agreement shall have been satisfied without material amendment or waiver.

         (c) Satisfaction of Acquisition Conditions. All conditions to the consummation of the transactions contemplated by the Acquisition shall have been satisfied without material amendment or waiver.

         (d) Representations and Warranties to Be True and Correct. The representations and warranties contained in Article II hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchaser in writing.

         (e) Performance. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Company shall have certified to such effect to the Purchaser in writing.

         (f) All Proceedings to Be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchasers, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         (g) Opinion of Counsel. The Purchasers shall have received from Harwell Howard Hyne Gabbert & Manner, P.C., counsel for the Company (or such other counsel for the Company as shall be designated by the Company and reasonably satisfactory to the Purchaser) an opinion dated the Closing Date in form and substance reasonably satisfactory to the Purchaser.

         (h) Registration Rights Amendment. The Registration Rights Amendment shall have been executed and delivered by the Company and by the holders of at least 66 2/3% of the Restricted Stock and Existing Stock, as each such term is defined in the Registration Rights Agreement.

         (i) Supporting Documents. The Purchaser and its counsel shall have received copies of the following supporting documents:

                  (i) (1) copies of the Charter of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Tennessee and (2) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying (1) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification and at all times since December 19, 1995; (2) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Registration Rights Amendment, the issuance, sale and delivery of the Notes and the Warrants and the reservation, issuance and delivery of the Warrant Shares, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement, the Registration Rights Amendment and the Securities; (3) that the Charter of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(2) above; and (4) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Registration Rights Amendment and the Securities and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and

                  (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel may reasonably request.

         All such documents shall be reasonably satisfactory in form and substance to the Purchaser and its counsel.



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




         (j) No Defaults. No event or events which constitute or which with notice or lapse of time or both would constitute an Event of Default, as such term is defined in the Notes, shall occur upon issuance and delivery of the Notes as contemplated hereby.

                                       V.

                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

         The obligation of the Company to issue and deliver the Securities being sold by it on the Closing Date hereunder is, at its option, subject to the satisfaction, on or before such date, of the following conditions:

         (a) Representations and Warranties to Be True and Correct. The representations and warranties contained in Article III hereof made by the Purchaser on such Closing Date shall be true and correct on and as of such Closing Date with the same effect as though such representations and warranties had been made on as of such date.

         (b) Performance. The Purchaser shall have performed and complied with all agreements and conditions contained herein as required to be performed or complied with by it prior to or at such Closing Date.

                                       Vi.

                                    COVENANTS

         SECTION 6.01 Financial Statements, Reports, Etc. So long as any of the Notes shall remain outstanding, the Company shall furnish to the Purchaser and any subsequent holder of the Notes:

         (a) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related statements (or consolidated statements) of income, changes in stockholders' equity and cash flows of the Company and its subsidiaries for the fiscal year then ended, together with supporting notes thereto, certified without limitation AS to scope of audit by KPMG Peat Marwick, LLP or such other firm of independent public accountants of recognized national standing selected by the Company and reasonably acceptable to the Purchaser;

         (b) commencing with the fiscal quarter ending March 31, 1998, within 45 days after the end of each fiscal quarter in each fiscal year (other than the last fiscal quarter in each fiscal year), a consolidated balance sheet of the Company and its subsidiaries and the related consolidated statements of income and cash flows of the Company and its subsidiaries, unaudited but certified by the principal financial officer of the Company, such balance sheet to be as of the end of such fiscal quarter and such statements of income and cash flows to be for such fiscal quarter, for the corresponding fiscal quarter of the immediately preceding fiscal year, for the period from the beginning of the fiscal year to the end of such fiscal quarter and for the period from the beginning of the immediately preceding year to the end of the corresponding fiscal quarter in such fiscal year, in each case subject to normal year-end adjustments;

         (c) commencing with the month ending February 28, 1998, within 30 days after the end of each month in each fiscal year (other than the last month in each fiscal year), a consolidated balance sheet of the Company and its subsidiaries and the related consolidated statement of income, unaudited but certified by the principal financial officer of the Company, such balance sheets to be as of the end of such month and such statements of income to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case subject to normal year-end adjustments;

         (d) within 30 days prior to the commencement of each fiscal year of the Company (and with respect to any revision thereof, promptly after such revision has been prepared), a proposed operating budget for the Company and its subsidiaries including projected monthly income statements, cash flow statements during such fiscal year and a projected balance sheet as of the end of such fiscal year, and each monthly financial statement furnished pursuant to subparagraph (c) above shall reflect variances from such operating budget, as the same may from time to time be revised;

         (e) promptly upon filing, copies of all registration statements, prospectuses, periodic reports and other documents filed by the Company with the Securities Exchange Commission; and

         (f) promptly, from time to time, such other information regarding the operations, business, affairs and financial condition of the Company or any subsidiary as the Purchaser or such other holders may reasonably request (the term "subsidiary" as used herein being defined to mean any corporation or other business entity a majority of whose outstanding voting stock entitled to vote for the election of directors is at the time owned by the Company and/or one or more other subsidiaries).

                                      VII.

                                  MISCELLANEOUS

         SECTION 7.01 Expenses. Each party hereto shall pay its own expenses.

         SECTION 7.02 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Securities pursuant hereto, and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made to the Company.

         SECTION 7.03 Brokerage. Each party hereto will indemnify and hold harmless the other party hereto against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party. Each party hereto represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

         SECTION 7.04 Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any party hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         SECTION 7.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or mailed by first-class registered mail, postage prepaid, or sent by a recognized courier service, addressed as follows:

                  (a) if to the Company, at:

                      New American Healthcare Corporation
                      109 Westpark Drive
                      Suite 440
                      Brentwood, Tennessee 37027
                      Attention: Mr. Robert M. Martin
         with a copy to:

                      Harwell Howard Hyne Gabbert & Manner, P.C.
                      1800 First American Center
                      315 Deaderick Street
                      Nashville, Tennessee 37238
                      Attention: Ernest E. Hyne, II, Esq.
                      Telecopy No.: (615) 251-1058

                  (b) if to the Purchaser, at the address set forth on Annex I hereto,

         with a copy to:

                      William J. Hewitt, Esq.
                      Reboul, MacMurray, Hewitt, Maynard & Kristol
                      45 Rockefeller Plaza
                      New York, New York 10111
         and

                  (c) if to any subsequent holder of Securities, to such holder at its address appearing on the stock transfer records of the Company.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

         SECTION 7.06 Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7.07 Entire Agreement. This Agreement constitutes the entire Agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

         SECTION 7.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 7.09 Amendments; Waivers. This Agreement may be amended, and compliance by the Company with any of the provisions of this Agreement may be waived, by written instrument signed by the Company and the Purchasers.

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


                                     NEW AMERICAN HEALTHCARE CORPORATION


                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     WCAS CAPITAL PARTNERS III, L.P., By
                                     WCAS CP III Associates L.L.C.,
                                     General Partner



                                     By
                                        ----------------------------------------
                                        Managing Member

                                     ANNEX I

                                  The Purchaser
                                    The Units

                              Number           Principal                            Purchase
                                of              Amount            Number of         Price of
Name and Address              Units           of Notes($)      Warrant Shares       Units ($)
----------------              -----           -----------      --------------       ---------

WCAS Capital                  25,000          25,000,000          565,000          25,000,000
  Partners III, L.P.
320 Park Avenue
Suite 2500
New York, NY 10022

                                Schedule 2.01(b)

New American Healthcare Corporation owns all of the issued and outstanding stock of the following corporations:

NAHC Management Company
NAHC Financial, Inc.
NAHC of Missouri, Inc.
NAHC of Texas, Inc.
NAHC of Tennessee, Inc.
NAHC 11 of Texas, Inc.
NAHC of Wyoming, Inc.
NAHC of Iowa, Inc.
NAHC of Oregon, Inc.
NAHC II of Oregon, Inc.
NAHC of Washington, Inc.

                                Schedule 2.04(b)

                                      NONE

                                 Schedule 2.06

                                      NONE

                                 Schedule 2.07

1. NAHC of Missouri, Inc. has been named in a complaint entitled Michelle Henningfield vs. Doctor's Hospital - Wentzville, L.P., and NAHC of Missouri, Inc., United States District Court, Eastern District of Missouri, Eastern Division, Civil Action No.: 4-96CV02115CDP.

2. NAHC of Tennessee, Inc. has been named in a Complaint for Wrongful Death entitled Charles Pegram. Jr., for the Use and Benefit of the Heirs at Law of Charles Pegram, Sr., Deceased vs. Samir Abd-El-Wahid, M.D.; Russell Proctor, M.D.; Wilkins Dedwylder, Jr., M.D.; Howard Chuang. M.D.; Debbie Jones, R.N.; Karen Edwards, R.N.; Eastwood Hospital, Inc.; and New American Health Care of Tennessee, Inc. d/b/a Delta Medical Center, Circuit Court of Tennessee, Thirtieth Judicial District at Memphis, Civil Action No.: 88918 T.D. 8, filed July 11, 1997.

3. NAHC of Missouri, Inc. has received a copy of a demand letter from certain limited partners of Doctors Hospital-Wentzville, L.P. ("LP"), the former owner of Doctors Hospital-Wentzville. The demand letter threatens a suit against the general partner of the LP seeking damages and recission of the Asset Purchase Agreement. New American has put the LP on notice that it intends to seek indemnification in the event it incurs any damages as a result of this claim.

4. New American Healthcare Corporation has settled a potential claim by the U.S. Attorney for the Eastern District of Texas regarding Medicare claims submitted by Memorial Hospital in Center, Texas. Indemnification was sought from the hospital's prior owner and the prior owner has paid the settlement amount.

5. NAHC of Missouri, Inc. has received a letter from the U.S. Attorney for the Eastern District of Missouri suggesting that Doctors Hospital-Wentzville may have submitted Medicare and Medicaid claims that are alleged to have been unbundled, double billed or otherwise improperly submitted. The letter offered the hospital an opportunity to participate in a self disclosure program. No official claim or proceeding has been made to date. Indemnification has been sought from the hospital's prior owner.